Exhibit 99.1

Munich Re and FingerMotion’s Insurtech Subsidiary Advance to the Next Level of Collaboration with Deployment of Behavioral Analytic Platform for Commercial Roll-out

NEW YORK, NY December 9, 2022 (ACCESSWIRE) -- FingerMotion, Inc. (“FingerMotion” or the “Company”) (NASDAQ: FNGR), a mobile data and services company, is pleased to announce that its subsidiary, Shanghai JiuGe Information Technology Co., Ltd. (“JiuGe Technology”) and Munich Re, a large global reinsurer, have set the stage for extension of their ongoing behavioral research and analytic studies into commercial implementation in the China market. Through a proprietary behavior intelligence system developed by “Sapientus”, the analytic innovation development arm of FingerMotion, the partner companies will bring forward their jointly developed model algorithms and analytic insights for productionized applications and wider market adoption.

Continuing from our initial collaboration, this subsequent step marks the beginning of a journey towards commercial realization of our joint research and data intelligence, leveraging Munich Re’s insurance expertise and industry experience, coupled with Sapientus’ proprietary analytic approach and behavioral indicators. Following months of research and calibration of our datasets and models, we are ready to put into practice our behavioral rating services driven by new insights derived from emerging sources of information and advanced analytical techniques for enhancing the predictability of insured behaviors and risk propensities.

The analytic system we have built together could catalyze numerous benefits for the industry. We are guided by our commitment in pushing forward a more efficient and intelligent insurance business model through finer delineation of customer profiles and risk groupings, as well as smarter claims and fraud management solutions. Our collaborative exploration to date and progressing undertakings will commercially enable a wide array of value enhancing initiatives and competitive advantages across the chain – improving underwriting excellence, preferred risk selection and new product innovations, just to name a few.

“We are launching a behavioral rating services platform with FingerMotion’s Sapientus following our initial collaborative research study. Leveraging our joint data resources and analytic expertise, we will continue to expand our data inventories and finesse the model algorithms. We look to apply what we have learned through our behavioral research and analysis to practical use for the benefit of our clients and insurance consumers in the China market,” said Eric Zhao, Munich Re China’s General Manager of Life & Health.

“We are excited to walk together with Munich Re in driving commercial application of our work”, said Martin Shen, CEO of FingerMotion, Inc. “Today’s news reinforces a longer-term strategic mission to reinvent the way our partners provide insurance to customers in the future. We cannot stress more on addressing consumer demands for a more convenient insurance experience through analytic innovation. With this collaboration, we are well on our way towards realizing this common goal with our insurer partners in the near future.”

About Munich Re

Munich Re is one of the world’s leading providers of reinsurance, primary insurance and insurance-related risk solutions. The group consists of the reinsurance and ERGO business segments, as well as the capital investment company MEAG. Munich Re is globally active and operates in all lines of the insurance business. Since it was founded in 1880, Munich Re has been known for its unrivalled risk-related expertise and its sound financial position. It offers customers financial protection when faced with exceptional levels of damage – from the 1906 San Francisco earthquake to the 2017 Atlantic hurricane season and the California wildfires in 2018. Munich Re possesses outstanding innovative strength, which enables it to also provide coverage for extraordinary risks such as rocket launches, renewable energies, cyberattacks, or pandemics. Munich Re is playing a key role in driving forward the digital transformation of the insurance industry, and in doing so has further expanded its ability to assess risks and the range of services that it offers. Its tailor-made solutions and close proximity to its customers make Munich Re one of the world’s most sought-after risk partners for businesses, institutions, and private individuals.

About FingerMotion, Inc.

FingerMotion is an evolving technology company with a core competency in mobile payment and recharge platform solutions in China. It is one of only a few companies in China with access to wholesale rechargeable minutes from China’s largest mobile phone providers that can be resold to consumers. As the user base of its primary business continues to grow, the Company is developing additional value-added technologies to market to its users. The vision of the Company is to rapidly grow the user base through organic means and have this growth develop into an ecosystem of users with high engagement rates utilizing its innovative applications. Developing a highly engaged ecosystem of users would strategically position the Company to onboard larger customer bases. FingerMotion eventually hopes to serve over 1 billion users in the China market and eventually expand the model to other regional markets.

Company Contact:

FingerMotion, Inc.

For further information e-mail: info@fingermotion.com

Phone: 718-269-3366

Investor Relations Contact:

Skyline Corporate Communications Group, LLC

Scott Powell, President

One Rockefeller Plaza, 11th Floor

New York, NY 10020

Office: (646) 893-5835

Email: info@skylineccg.com

Safe Harbor Statement

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